F I N A N C I A L R E S U L T S Fourth Quarter 2006 J A N U A R Y 1 7, 2 0 0 7

Agenda FY 2006 and 4Q06 Results 2007 Outlook

FY 2006 Managed Results1 $ in millions Record annual revenue and earnings 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $305mm in 2006 and $722mm in 2005 3 Includes impact related to adoption of SFAS 123R of $712mm in 2006 4 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are being reported as discontinued operations for each of the periods presented. 4Q06 results included a $622mm after-tax gain related to exiting the corporate trust business. 5 Actual numbers for all periods, not over/under 6 See note 1 on slide 20

4Q06 Managed Results1 $ in millions 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $100mm in 4Q06, $48mm in 3Q06, and $77mm in 4Q05 3 Includes impact related to adoption of SFAS 123R of $43mm in 4Q06 and $104mm in 3Q06 4 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are being reported as discontinued operations for each of the periods presented. 4Q06 results included a $622mm after-tax gain related to exiting the corporate trust business. 5 Actual numbers for all periods, not over/under 6 See note 1 on slide 20 Record quarterly revenue and earnings

4Q06 Significant Items - Continuing Operations $ in millions

Net income of $1.0bn on record revenue of $4.7bn ROE of 19% Record IB fees of $1.6bn up 36% YoY driven by record debt underwriting and advisory and strong equity underwriting fees Fixed Income Markets up 77% from weak 4Q05 with improved performance in credit, currencies and emerging markets, partially offset by lower securitized products; results down 17% from strong prior quarter due to weaker commodities Second highest Equity Markets results driven by strong performance in cash equities and equity derivatives with strength across regions Credit costs reflect portfolio activity; credit quality remains stable Expense up 42% YoY due to higher performance- based compensation Investment Bank $ in millions 1 Actual numbers for all periods, not over/under 2 Ratio is calculated excluding effect of SFAS 123R 3 Average Trading and Credit Portfolio VAR

Retail Financial Services $ in millions 1 Actual numbers for all periods, not over/under Net income of $718mm down 11% YoY and 4% QoQ Regional Banking results include net losses on portfolio repositioning of ($215)mm in current quarter and ($120)mm in prior year Regional Banking current quarter results reflect BNY acquisition on October 1 and prior year results include insurance business sold in July Credit costs include an additional allowance for BNY loans and a change in loss recognition in Auto Continued pressure from competitive and rate environment Credit continues to perform as expected and reflects seasonality and portfolio maturation, as well as some deterioration in sub-prime mortgage BNY integration proceeding as expected; systems conversion on track for 1H07

Regional Banking $ in millions 1 Actual numbers for all periods, not over/under Net income of $619mm reflecting portfolio repositioning, BNY acquisition and insurance divestiture Average deposits ex. BNY up 7% YoY and 1% QoQ with continued shift to narrower-spread deposits Home equity originations up 7% YoY; average home equity loans up 16% YoY benefiting from increased production and lower attrition Branch production statistics YoY Credit card sales up 49% Mortgage loan originations up 28% Investment sales up 56% Expense reflects BNY and CFS acquisitions and increased investments in distribution network

Originations of $5bn up 22% YoY Results reflect improved spreads on lower balances Increase in credit costs reflects change in methodology for loss recognition and seasonality Auto Finance ($ in millions) Mortgage Banking ($ in millions) Production revenue up YoY due to increased loan sales and wider margins Net mortgage servicing revenue reflects fully hedged MSR position and higher servicing revenue on 13% YoY growth in 3rd party loans serviced 1 Actual numbers for all periods, not over/under Mortgage Banking & Auto Finance

Card Services (Managed) $ in millions 1 Actual numbers for all periods, not over/under Net income of $719mm up 138% YoY ROO of 3.04% Prior year included ($650)mm pre-tax impact related to new bankruptcy legislation Avg outstandings of $147bn up 6% YoY and 4% QoQ driven by strong new account openings and acquisitions Revenue up 1% YoY driven by: Higher loan balances and a 17% increase in charge volume Partially offset by higher cost of funds on increased promotional, introductory and transactor balances, as well as higher partner payments and rewards expense Credit costs of $1.3bn, flat to 3Q; continued strength in underlying credit quality Expense up 32% YoY due to increased marketing and acquisitions

Commercial Banking $ in millions 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Net income of $256mm Overhead ratio of 48% Results reflect BNY acquisition on October 1 Loans and liability balances up 15% YoY driven by organic growth and BNY Record revenue of $1bn up 11% YoY driven by higher liability balances, record IB revenue and growth in loans, partially offset by a shift to narrower-spread liability products and loan spread compression Credit costs up YoY reflecting portfolio activity and an additional allowance for BNY loans; net charge-offs remain stable

Treasury & Securities Services $ in millions Net income of $256mm up 1% YoY Pre-tax margin of 26% Liability balances up 19% YoY; Assets under custody up 30% YoY Revenue up 7% YoY driven by higher liability balances, new business, increased product usage by existing clients and market appreciation, partially offset by growth in narrower-spread liability products Expense up 11% YoY primarily due to increased client activity, business growth and investment in new product platforms 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities

Asset Management $ in millions 1 Actual numbers for all periods, not over/under 2 4Q05 include $2bn of avg loans and $2bn of avg deposits of BrownCo, which was sold on November 30, 2005 Record net income of $407mm up 19% YoY driven by increased AUM and higher performance fees, partially offset by higher performance-based compensation and the absence of a prior-year tax credit Pre-tax margin of 33% Record revenue of $1.9bn up 29% YoY with double-digit growth in Institutional, Retail and Private Bank client segments Assets under management of $1 trillion up 20% YoY and 8% QoQ Net AUM inflows of $30bn in 4Q06 and $89bn in 2006 Acquired CCA Strategies LLC, an employee benefits and compensation consulting firm, extending our retirement services capabilities

Other Corporate ($ in millions) Corporate Total Corporate ($ in millions) Treasury ($ in millions) 1 Discontinued operations relate to the sale of select corporate trust businesses, with net income of $620mm in 4Q06, $65mm in 3Q06 and $56mm in 4Q05 2 Actual numbers for all periods, not over/under 3 Tax benefits included audit resolutions in 4Q06 and benefit related to the American Jobs Creation Act in 4Q05 Private Equity ($ in millions)

Capital Strength Repurchased 21.1mm shares for $1.0bn in 4Q063 Repurchased 90.7mm shares for $3.9bn in FY 20063 1 See note 1 on slide 20 2 Estimated for 4Q06 3 There is $5.2bn remaining capacity under the $8bn March 2006 Board authorization $ in billions

Agenda FY 2006 and 4Q06 Results 2007 Outlook

2007 Outlook Investment Bank Strong IB fee pipeline entering 2007 Credit costs trend to more normal levels Modest increase in expense (ex. incentive compensation) reflecting continued investments in growth areas Retail Financial Services Net interest income up slightly from 4Q run-rate with balance growth offset by margin pressure Noninterest revenue up from 4Q run-rate (adjusted for portfolio repositioning) driven by improved mortgage results and higher branch production Credit costs trend to more normal levels; continued weakness in sub-prime mortgage expected Slight increase in expense from 4Q level with continued investment in build-out of distribution network Expect growth in outstandings and spend Revenue expected to increase Net interest income up Noninterest revenue down due to higher partner payments and rewards expense Credit costs gradually begin to trend up but remain below through-the-cycle average Decline in expense due to lower marketing spend Card Services

2007 Outlook Commercial Banking Expect continued business growth with some competitive and rate pressures Credit costs trend to more normal levels Treasury & Securities Services Expect improvement in pre-tax margin Continued revenue growth Modest expense growth from 2006 level Revenue up from 2006 benefiting from net asset inflows and continued growth in deposits and loans Expense up from 2006 reflecting continued investments and business growth Credit costs trend to more normal levels Asset Management

2007 Outlook Corporate Private Equity: $1.3bn in gains and $627mm in net income in 2006 Results will be market-driven and volatile Treasury and Other Corporate: Expect combined net loss to be ($50)mm - ($100)mm per quarter in 2007 Merger savings and costs: Expect to achieve final 7% of $3bn in merger savings by year-end 2007 Expect total merger costs of approximately $3.8bn to be completed in 2007, including modest amount related to BNY

Notes on non-GAAP financial measures This presentation includes non-GAAP financial measures. TCE as used on slides 3 and 4 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 15 (line 1) is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 15 (line 8) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders' equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long- term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm's capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. Financial results are presented on a managed basis. Reconciliation of managed basis to reported results, as well as reconciliations of other non-GAAP financial measures used by the firm and the explanations of the firm's rationale for using these non-GAAP measures, are provided in JPMorgan Chase's Fourth Quarter 2006 Earnings Press Release and Earnings Release Financial Supplement to which reference is hereby made.

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 (as amended), and in the Annual Report on Form 10-K for the year ended December 31, 2005 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).